                            GAMETECH INTERNATIONAL, INC.
                              1997 INCENTIVE STOCK PLAN


     1. PURPOSE OF THE PLAN. The purposes of the Incentive Stock Plan are to attract and retain the best available personnel for the positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Non-qualified Stock Options, at the discretion of the Administrator and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board of any of its Committees as shall be administering the Plan, in accordance with Section 4 of the plan.

          (b)      "BOARD" shall mean the Board of Directors of the Company.

          (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "COMMITTEE" shall mean a Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e)      "COMMON STOCK" shall mean the Common Stock of the Company.

          (f) "COMPANY" shall mean GameTech International, Inc., a Delaware corporation.

          (g) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that for purposes of eligibility for new Options, the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statue.

          (i) "DIRECTOR" shall mean a member of the Board of Directors of the Company.

          (j) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or a Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company

          (k) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

          (l) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (m) "NON-QUALIFIED STOCK OPTION" shall mean an Option granted not intended to qualify as an Incentive Stock Option.

          (n) "OPTION" shall mean a stock option granted pursuant of the Plan.

          (o) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

          (p) "OPTIONEE" shall mean an Employee, Director or Consultant who receives an Option.

          (q) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (r)      "PLAN" shall mean this 1997 Incentive Stock Plan.

          (s) "PURCHASER" shall mean any person who has purchased Shares pursuant to an Option.

          (t) "SHARE" shall mean a share of the Common stock, as adjusted in accordance with Section 12 of the Plan.

          (u) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the plan is 2,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. To the extent allowable under applicable law and regulations, Shares issued under the Plan and later repurchased by the Company shall become available for future grant or sale under the Plan.

     4.   ADMINISTRATION OF THE PLAN

          (a)      COMPOSITION OF ADMINISTRATOR

                   (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan ("Rule 16b-3") and by the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws and the Internal Revenue Code of 1986, as amended, (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

                  (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS SUBJECT TO SECTION 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the board may increase the size of the Committee and appoint additional members, remove members (with or without cause and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                 (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional. members, remove members (with or without cause) and subsitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Non-qualified Stock Options; (ii) to determine, upon a review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees, Directors or Consultants to whom, and time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate and defer (with the consent of the Optionee) the exercise date of any Option consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company and instrument required to effectuate the grant of an Option previously granted by the Administrator; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees, Purchasers and any other holders of any Options granted under the Plan.

     5.   ELIGIBILITY.

          (a) Non-qualified Stock Options may be granted only to Employees, Directors or Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option(s) may, if he is otherwise eligible, be granted an additional Option(s).

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Non-qualified Stock Option.
However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-qualified Stock Options.

          (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The plan shall not confer upon any Optionee or Purchaser any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

          (e)  The following limitations shall apply to grants of Options to
Employees:

               (i) No employees shall be granted, in any fiscal year of the Company, Options to purchase more than the number of Shares reserved for issuance under the Plan pursuant to Section 3.

              (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

             (iii) If an Option is canceled (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement or Non-qualified Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time of the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement or Non-qualified Stock Option Agreement.

     8.  EXERCISE PRICE AND CONSIDERATION.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                   (i)  In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time of the
grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                           (B)  granted to any Employee, the per Share
exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  (ii) In the case of a Non-qualified Stock Option granted to any person, the per Share exercise price shall be such price as is determined by the Administrator.

For purposes of the Section 8(a), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

           (b) The fair market value shall be determined by the Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

           (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment shall be determined by the Administrator and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee or Purchaser for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to extent permitted under applicable laws.

     9.    EXERCISE OF OPTION.

           (a) PROCEDURE FOR EXERCISE: RIGHTS AS A STOCKHOLDER. Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                   An Option may not be exercised for a fraction of a Share.

                   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8 (c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Non-qualified Stock Option pursuant to Section 5(b), the Company shall issue a separate stock Certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Non-qualified Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

                   Except as provided in Section 3 of the Plan, exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) TERMINATION OF STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant (as the case may be), such Optionee may, but only within 30 days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or twelve (12) months in the case of a Non-qualified Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

           (c)     DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within 12 months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in not event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

           (d)     DEATH OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event of the death of the Optionee:

                   (i) during the term of the Option who is at the time of his death and Employee, Director or Consultant of the Company and who shall have been on Continuous Status as an Employee or Consultant since the date of grant of the option, the Option may be exercised, at any time within twelve
(12) months following the date of death (but in no event later than the date of expiration of the term of such option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Director or Consultant twelve (12) months after the date of death: or

                   (ii) within 90 days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee, Director or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    10. NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan pursuant to Section 3, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

           In the event of the proposed dissolution of liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board, and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation, or if such successor corporation does not assume the Option or substitute an equivalent option, the Board may, in lieu of such assumption or substitute, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option so granted within a reasonable time after the date of such grant.

    13.    AMENDMENT AND TERMINATION OF THE PLAN.

           (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

           (b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 of the Exchange Act or with Section 422 of the Code (or any successor statute or rule or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

           (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchase and the Board, which agreement must be in writing and signed by the Optionee or Purchaser and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of

1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such numbers of Shares as shall be sufficient to satisfy the requirements of the Plan.

    16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Administrator shall approve.

    17.    STOCKHOLDER APPROVAL

           (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.

           (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

           (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 18 (b) thereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following.

                   (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                   (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

    18. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                          GAMETECH INTERNATIONAL, INC.
                       1997 STOCK OPTIONS GRANT AGREEMENT
                                     Part 1
                    AGREEMENT AND NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

     We have pleasure in informing you that you have been granted an Option to purchase Common Stock of the Company, subject to the terms and condition of the 1997 GameTech International, Inc. Stock Option Plan (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan have the same defined meanings in the Option Agreement.

     Grant Number:                      ____________________________
     Date of Grant:                     ____________________________
     Vesting Commencement Date:         ____________________________
     Exercise Price per Share:          $___________________________
     Total Number of Options Granted:   ____________________________
     Total Exercise Price:              $___________________________
     Type of Options:                   [Incentive Stock Options]
                                        [Non-qualified Stock Option]
     Term/Expiration Date:              ____________________________


Vesting Schedule:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

[Specific vesting schedule to be inserted]

TERMINATION PERIOD:

     This Option may be exercised for thirty (30) days after termination of the Optionee's employment with the Company or the Affiliated Company as the case may be. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the plan and Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Done in two original counterparts


On
  ------------------------

OPTIONEE:

--------------------------                          GameTech International, Inc.
Signature
                                              By:
                                                      -------------------------

--------------------------                    Title:
Print Name                                            -------------------------


--------------------------
Residence Address

                        GAMETECH INTERNATIONAL, INC.
                     1997 STOCK OPTION GRANT AGREEMENT

                                PART II

                          TERMS AND CONDITIONS

1. GRANT OF OPTIONS. The Plan Administrator hereby Grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an Option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant ("the "Exercise Price"), subject to the terms and conditions of the GameTech International, Inc., 1997 Stock Option Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,00 rule of Code Section 422(d) it shall be treated as a Non-qualified Stock Option.


2.   EXERCISE OF OPTION

     (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

     (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached hereto (the "Exercise Notice"), comprising a share subscription form which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Share"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative of by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any Stock Exchange or quotation service upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     Upon the issuance of the Shares, the Optionee shall be entitled to receive such Shares by completing and signing the appropriate box of the Exercise Notice attached hereto.

3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

(1)  wire transfer;
(2)  check;
(3)  promissory note;
(4) Shares of Common Stock which (i) either have been owned by the Optionee or Purchaser for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, for the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
(5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or
(6)  any combination of the foregoing methods of payment.


4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.
The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.


5. TERMS OF OPTION. Except as provided in the Plan, this Option may be exercised only within the terms set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.


6. ENTIRE AGREEMENT: GOVERNING LAW. The Plan, incorporated herein by references to the Plan, and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

     Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of __________________________.

                              CONSENT OF SPOUSE

                        (TO BE SIGNED BY RESIDENTS OF
                CALIFORNIA AND OTHER COMMUNITY PROPERTY STATES)


     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to subscribe Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney in fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                                  ---------------------------
                                                  Spouse of Optionee